-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  February 11, 1998


     Morgan Stanley Capital I Inc., as depositor under the Pooling and Servicing Agreement, to be dated as of March 1, 1998, providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-1.

                        MORGAN STANLEY CAPITAL I INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


         Delaware              333-26667       13-3291626
----------------------------  -----------    ------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


1585 Broadway
New York, New York                                  10036
--------------------                              ---------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 703-4000
-----------------------------------------------------------------


-----------------------------------------------------------------


Item 5.  Other Events.
----     ------------

Filing of Collateral Term Sheet.
-------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley Capital I Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates"). In connection with the offering of Mortgage Pass-Through Certificates, Series 1998-1, Morgan Stanley & Co. Incorporated, as Underwriter (the "Underwriter") of the Certificates, has prepared a collateral term sheet containing descriptive data about the collateral underlying the proposed offering (the "Collateral Term Sheet") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

     The Collateral Term Sheet is annexed hereto as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.  Collateral Term Sheet.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORGAN STANLEY CAPITAL I INC.


                              By: /s/ David R. Warren
                                  ----------------------
                                  David R. Warren
                                  President



Dated:  February 11, 1998


                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

99.  Collateral Term Sheet                         6



                                  EXHIBIT 99
                                  ----------



MORGAN STANLEY DEAN WITTER          LOGO          February 9, 1998
Mortgage Finance Group
MBS Capital Markets



                      Collateral Term Sheet


                   $224,249,434 (Approximate)

                  Morgan Stanley Capital I Inc.
        Mortgage Pass-Through Certificates, Series 1998-1



  This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



MORGAN STANLEY DEAN WITTER          LOGO          February 9, 1998
Mortgage Finance Group
MBS Capital Markets

                           $ 224,249,434

                   Morgan Stanley Capital I Inc.
                   -----------------------------

         Mortgage Pass-Through Certificates, Series 1998-1

                      Transaction Highlights
                      ----------------------

                                                                          Payment             Price
                              Expected Ratings   Average Life             Window               Talk
Class  Class Size    Coupon     (S&P/Fitch)       to Maturity           To Maturity           (bps)
A-1   $92,915,000    6.75%        AAA/AAA            2.15        4/98 to 12/02 (57 months)
A-2    18,356,000    6.75%        AAA/AAA            5.70        12/02 to 2/05 (27 months)
A-3     8,177,000    6.75%        AAA/AAA            7.90         2/05 to 7/07 (30 months)
A-4     7,093,000    6.75%        AAA/AAA           13.54        7/07 to 9/26 (231 months)
A-5    15,350,000    6.75%        AAA/AAA           10.92        4/03 to 9/26 (282 months)
A-6    70,577,000    6.75%        AAA/AAA            3.79        4/98 to 6/12 (171 months)
X-1    76,485,249*    WAC         AAA/AAA            4.06        4/98 to 6/12 (171 months)
X-2   153,514,751**   WAC         AAA/AAA            4.91        4/98 to 9/26 (342 months)
 PO       280,858      -          AAA/AAA            3.97        4/98 to 1/24 (310 months)
B-1     5,750,000    6.75%         AA/AA             9.41        4/98 to 9/26 (342 months)
B-2     3,450,000    6.75%          A/A              9.41        4/98 to 9/26 (342 months)
B-3     2,300,000    6.75%        BBB/BBB            9.41        4/98 to 9/26 (342 months)
B-4     2,990,000    6.75%         BB/BB                    Not Offered Hereby
B-5     1,150,000    6.75%          B/B                     Not Offered Hereby
B-6     1,611,042    6.75%         UR/UR                    Not Offered Hereby

*Notional balance of 15 year and shorter maturity collateral pool
** Notional balance of 30 year collateral pool

Depositor:              Morgan Stanley Capital I Inc.
Seller and Servicer:    NOVUS Financial Corporation
Trustee:                Norwest Bank Minnesota, NA
Manager:                MORGAN STANLEY DEAN WITTER (Sole Manager)
Day Count Basis:        30/360
Expected Pricing Date:  February 12, 1998
Expected Settlement:    March 30, 1998
Forms of Certificates:  Classes A-1 through B-3 will settle through DTC.
Distribution Dates:     The 25th of each month, beginning April 25, 1998
Pricing Speed:          300 PSA
Optional Call:          10% clean-up call (10% of pool balance)
Tax Status:             REMIC
ERISA Eligibility:      The Class A-1 through A-6, Class X-1, Class X-2 and
                        Class PO are ERISA eligible
SMMEA Eligibility:      The Class A-1 through A-6, Class X-1, Class X-2, Class
                        PO and B-1 are SMMEA eligible


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                        Credit Enhancement
                        ------------------

 .    Class A-1 through A-6, Class X-1, Class X-2 and Class PO
     Credit Enhancement:
     1. Subordination of Class B-1, B-2, B-3, B-4, B-5 and B-6 certificates, totaling 7.50% of the original pool balance.

 .    Class B-1, B-2 and B-3 Credit Enhancement:
     1.   Class B-1 is enhanced by 5.00% in subordinate certificates.
     2.   Class B-2 is enhanced by 3.50% in subordinate certificates.
     3.   Class B-3 is enhanced by 2.50% in subordinate certificates.

                         Credit Structure
                         ----------------

 .    Cashflow priority for Morgan Stanley Capital I Inc., Series
     1998-1

     Distributions will be made on each distribution date from available funds in the following order of priority:

     1.   To pay a servicing fee of 25 bps,
     2.   To pay interest on each class of senior certificates,
     3. To pay the net interest shortfall carryforward amount when applicable on senior certificates,
     4. To pay principal on the classes of senior certificates then entitled to receive distributions of principal,
     5.   To pay interest on each class of subordinated certificates,
     6. To pay the net interest shortfall carryforward amount when applicable on subordinate certificates,
     7. To pay principal on the classes of subordinated certificates then entitled to receive distributions of principal,
     8.   To fund the simple interest shortfall reserve fund.

 .    Distribution of Principal:

     Principal will be allocated among the classes as follows:

     1. Scheduled principal from the 15-year and shorter maturity collateral group allocable to the A6 class. All unscheduled principal from the 15-year and shorter maturity collateral will be paid to the A6 for the first 60 months. Beginning in month 61, unscheduled principal will be paid to the A6 based on a shifting interest schedule.
     2.   During the first 60 months, scheduled principal from the 30 year collateral group allocable to classes A1, A2, A3, and A4 will be paid sequentially starting with A1 until it is paid in full, next to A2 until it is paid in full, next to A3 until it is paid in full and then to A4. The NAS class, A5, will be not receive scheduled or unscheduled principal for the first 60 periods.
     3. Beginning in month 61, the NAS class will begin to receive its pro rata share of scheduled principal and a scheduled amount of prepayments from the 30-year collateral group.
     4. All subordinated classes will receive their pro-rata share of scheduled principal payments based on their allocable percentages and beginning in month 61 a scheduled amount of prepayments.
     5.   The X-1 and the X-2 Classes do not receive any principal.
     6. The PO class will receive the discount fraction of principal distributions of the discount mortgage loans.

 .    Simple Interest Shortfall Reserve Fund:

     All of the underlying collateral consists of simple interest mortgage loans. Shortfalls may occur when payments are received in advance of their scheduled due date. Therefore, the Trust will establish a Simple Interest Shortfall Reserve Account to cover any Net Unpaid Simple Interest Shortfalls. The account will initially be funded by two days of interest on the mortgage loans, which if unutilized will be released to the Servicer. On an ongoing basis, the Simple Interest Shortfall Reserve Account will be funded by any Excess Interest received from the mortgage loans. Additionally, one day's interest on the outstanding mortgage loans in the months of December and January shall be deposited into the Simple Interest Shortfall Reserve Account to be applied to any Net Unpaid Simple Interest Shortfall that may occur in the month of February. In the event that insufficient funds are in the Simple Interest Shortfall Reserve Fund to cover any Net Unpaid Simple Interest Shortfalls, the Servicer will be required to cover the shortfall up to the amount of the Servicing Fee.

------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                MSMCI 1998-1 Collateral Description
                -----------------------------------

Collateral: The collateral pool consists of fixed-rate, simple interest mortgage loans with remaining terms to maturity of not more than 360 months. As of February 1, 1998 (the "Cut-off Date"), the pool totaled approximately $240,313,621.


                                   30 Year Collateral*    15 Year Collateral*      Total Collateral Pool*
                                   -------------------    -------------------      ----------------------
Aggregate Balance:                     $160,398,633           $79,914,988              $240,313,621

Number of Loans:                       706                    544                      1,250

Average Outstanding Balance:           $227,194               $146,903                 $192,251

Average Original Balance:              $231,104               $153,891                 $197,501

Weighted Average Gross Coupon:         8.226%                 8.156%                   8.203%

Latest Scheduled Maturity:             February 2028          February 2013            February 2028

Loan Type:                             100% Fixed Rate        100% Fixed Rate          100% Fixed Rate

Product Type:                          100% 30Yr Fixed        58.18% 15Yr Fixed        66.75% 30Yr Fixed
                                            Rate              Rate, 23.10% 15/30       Rate, 19.35% 15Yr
                                                              Balloon, 18.72%          Fixed Rate,
                                                              7/30 Balloon             7.68% 15/30
                                                                                       Balloon, 6.23%
                                                                                       7/30 Balloon

Original Weighted Average Term:        357 Months             156 Months               290 Months

Remaining Weighted Average Maturity:   339 Months             143 Months               274 Months

Weighted Average Seasoning:            17 Months              13 Months                16 Months

Weighted Average FICO Score:           708                    709                      708

Lien Position:                         100% 1st               100% 1st                 100% 1st

Original Weighted Average Loan to
to Value Ratio**:                      75.50%                 71.71%                   74.22%

Property Type:                         90.24% Single          90.48% Single            90.32% Single
                                       Family, 5.01%          Family, 6.91%            Family, 5.65%
                                       Condo, 3.35% 2         Condo, 1.59% 2           Condo, 2.77% 2
                                       to 4 Family,           to 4 Family,             to 4 Family,
                                       1.39% Townhouse        1.03% Townhouse          1.27% Townhouse

Owner Occupancy:                       90.39% Owner           87.78% Owner             89.52% Owner
                                       Occupied, 9.61%        Occupied,                Occupied, 10.48%
                                       Investor               12.22% Investor          Investor

Geographic Distribution (> 5%):        CA 28.94%, NY          CA 29.02%, FL            CA 28.97%, NY
                                       8.23%, IL 6.67%,       9.69%, NY 9.54%,         8.67%, FL 7.38%,
                                       NJ 6.43%, FL           CO 6.41%, IL             IL 6.42%, NJ
                                       6.23%, HI 5.33%        5.91%                    5.56%

* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus
Supplement.
** Based on original balance.


------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                        30 Year Collateral
                        ------------------

                                             % of                 Weighted  Weighted   Weighted   Weighted
Current Mortgage   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Loan Principal     Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Balance ($)          Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
----------------------------------------------------------------------------------------------------------
1 - 50,000              48      1,993,698     1.24       9.502       344       330       70.61       687
50,001 - 100,000       161     11,863,958     7.40       8.941       347       333       75.10       673
100,001 - 150,000      101     12,358,852     7.71       8.433       356       341       81.87       670
150,001 - 200,000       57      9,731,159     6.07       8.287       355       345       84.16       701
200,001 - 250,000       93     21,348,200    13.31       8.185       354       336       78.42       711
250,001 - 300,000       70     19,380,106    12.08       8.258       354       337       74.97       719
300,001 - 350,000       49     15,706,563     9.79       8.352       357       342       73.36       702
350,001 - 400,000       37     13,969,951     8.71       7.969       360       339       71.71       725
400,001 - 450,000       23      9,792,827     6.11       7.878       360       341       72.44       727
450,001 - 500,000       18      8,598,518     5.36       8.001       360       344       76.01       712
500,001 - 550,000       10      5,250,447     3.27       7.688       360       341       78.60       713
550,001 - 600,000        6      3,383,018     2.11       8.224       360       334       84.20       680
600,001 - 650,000        6      3,775,650     2.35       8.163       360       342       74.77       722
650,001 - 700,000        7      4,826,141     3.01       7.663       360       334       69.63       703
700,001 - 750,000        6      4,293,040     2.68       7.851       360       341       73.71       744
800,001 - 850,000        4      3,314,504     2.07       7.782       360       353       78.62       728
850,001 - 900,000        3      2,637,764     1.64       7.835       360       341       81.26       723
950,001 - 1,000,000      4      3,902,637     2.43       7.908       360       334       57.45       748
1,000,001 +              3      4,271,599     2.66       9.218       360       343       67.49       685
                       ---    -----------    -----       -----       ---       ---       -----       ---
              Total:   706    160,398,633      100       8.226       357       339       75.60       708


                                             % of                 Weighted  Weighted   Weighted   Weighted
Original Mortgage  Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Loan Principal     Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Balance ($)          Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
1 - 50,000              45      1,858,015     1.16       9.574       343       331       70.94       689
50,001 - 100,000       162     11,852,776     7.39       8.944       346       333       74.99       673
100,001 - 150,000      102     12,359,707     7.71       8.425       356       341       82.00       669
150,001 - 200,000       56      9,522,774     5.94       8.237       355       346       84.73       698
200,001 - 250,000       85     19,331,321    12.05       8.233       357       341       79.30       712
250,001 - 300,000       73     19,729,746    12.30       8.300       350       333       74.62       719
300,001 - 350,000       54     17,128,429    10.68       8.288       358       340       73.43       700
350,001 - 400,000       34     12,620,824     7.87       7.943       360       341       72.91       725
400,001 - 450,000       26     10,864,795     6.77       7.918       360       340       69.94       733
450,001 - 500,000       19      8,984,343     5.60       7.950       360       343       76.97       709
500,001 - 550,000       10      5,207,465     3.25       7.886       360       343       75.88       711
550,001 - 600,000        7      3,917,103     2.44       7.989       360       331       85.05       692
600,001 - 650,000        6      3,775,650     2.35       8.163       360       342       74.77       722
650,001 - 700,000        2      1,365,914     0.85       7.938       360       344       74.09       735
700,001 - 750,000       10      7,025,517     4.38       7.756       360       339       75.04       709
750,001 - 800,000        1        727,751     0.45       7.350       360       312       33.09       795
800,001 - 850,000        3      2,466,378     1.54       7.707       360       356       77.56       720
850,001 - 900,000        3      2,609,310     1.63       8.001       360       352       87.80       769
950,001 - 1,000,000      3      2,939,080     1.83       8.205       360       341       61.25       732
1,000,001 +              5      6,111,737     3.81       8.622       360       334       63.32       692
                       ---    -----------    -----       -----       ---       ---       -----       ---
              Total:   706    160,398,633      100       8.226       357       339       75.60       708

------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Mortgage           Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Rates (%)            Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
6.001 - 6.500          1        534,085      0.33         6.500      360       310       90.43       766
6.501 - 7.000         21      6,506,124      4.06         6.922      360       318       70.92       737
7.001 - 7.500         63     14,451,804      9.01         7.399      352       329       69.97       709
7.501 - 8.000        285     72,300,820     45.08         7.870      358       346       77.69       719
8.001 - 8.500        137     35,758,002     22.29         8.292      358       343       75.10       719
8.501 - 9.000         66     12,161,050      7.58         8.851      356       335       74.63       687
9.001 - 9.500         28      4,492,517      2.80         9.355      343       321       75.24       692
9.501 - 10.000        39      7,730,866      4.82         9.796      358       336       73.75       642
10.001 - 10.500       13      1,744,165      1.09        10.331      345       326       78.24       646
10.501 - 11.000       17      1,678,047      1.05        10.914      335       316       75.62       611
11.001 - 11.500       11      1,237,389      0.77        11.363      340       312       79.95       662
11.501 - 12.000        8        621,648      0.39        11.798      344       319       62.84       717
12.001 - 12.500        6        384,357      0.24        12.266      360       333       69.89       600
12.501 - 13.000        4        275,253      0.17        12.869      332       310       64.34       655
13.001 - 13.500        2        105,726      0.07        13.397      311       280       78.97       616
13.501 - 14.000        4        383,461      0.24        13.864      343       318       77.04       628
14.001 - 14.500        1         33,318      0.02        14.325      360       323       90.39       567
                     ---    -----------     -----        ------      ---       ---       -----       ---
          Total:     706    160,398,633       100         8.226      357       339       75.60       708


                                             % of                 Weighted  Weighted   Weighted   Weighted
Original           Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Loan-to-Value      Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Ratio (%)            Loans      Balance      Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
10.01 - 20.00          1        42,000        0.03       7.875       360       359       14.74       726
20.01 - 30.00         11     1,616,917        1.01       8.023       358       348       26.15       736
30.01 - 40.00         20     3,126,186        1.95       8.182       351       323       34.77       749
40.01 - 50.00         38     8,894,635        5.55       8.051       357       335       45.26       728
50.01 - 60.00         47    12,752,233        7.95       8.340       352       336       55.61       724
60.01 - 70.00         85    25,005,588       15.59       8.091       358       338       66.41       725
70.01 - 80.00        197    48,088,478       29.98       8.235       357       341       76.32       693
80.01 - 90.00        160    32,968,423       20.55       8.546       354       331       84.04       692
90.01 - 100.00       147    27,904,173       17.40       7.977       360       353       98.97       723
                     ---   -----------       -----       -----       ---       ---       -----       ---
          Total:     706   160,398,633         100       8.226       357       339       75.60       708


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Loan Purpose         Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Refinance - Cashout   326     71,945,205     44.85       8.409       354       334       70.33       697
Purchase              263     59,449,423     37.06       8.012       359       346       84.21       723
Refinance - Rate
  Term                117     29,004,005     18.08       8.214       357       338       71.02       708
                      ---    -----------     -----       -----       ---       ---       -----       ---
          Total:      706    160,398,633       100       8.226       357       339       75.60       708


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Occupancy            Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Primary               595     144,988,461    90.39       8.193       356       339       75.65       708
Investment            111      15,410,172     9.61       8.541       358       339       75.10       715
                      ---     -----------    -----       -----       ---       ---       -----       ---
         Total:       706     160,398,633      100       8.226       357       339       75.60       708

------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Property Type        Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Single Family
  Residence           605     144,743,181     90.24       8.224      356       339       75.34       707
Condo                  55       8,043,200      5.01       8.107      360       348       84.56       733
2-4 Family             33       5,380,665      3.35       8.527      352       331       68.85       712
Townhouse              13       2,231,587      1.39       8.068      360       351       76.68       733
                      ---     -----------     -----       -----      ---       ---       -----       ---
          Total:      706     160,398,633       100       8.226      357       339       75.60       708


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Top 10 States        Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
California           159      46,421,037     28.94       8.142       359       343       74.73       724
New York              66      13,200,696      8.23       8.688       349       330       73.68       682
Illinois              51      10,704,296      6.67       8.045       357       334       81.14       694
New Jersey            45      10,310,879      6.43       8.517       356       338       73.63       677
Florida               62       9,997,551      6.23       8.253       350       334       76.64       693
Hawaii                27       8,549,137      5.33       7.889       360       332       62.18       747
Colorado              19       5,765,439      3.59       8.599       358       344       80.11       687
Texas                 25       4,275,608      2.67       7.863       360       342       82.77       715
Washington            18       3,916,693      2.44       8.067       360       350       80.49       729
Connecticut           11       3,617,741      2.26       7.793       352       330       66.01       712
Other                223      43,639,556     27.21       8.249       356       341       77.66       705
                     ---     -----------     -----       -----       ---       ---       -----       ---
          Total:     706     160,398,633       100       8.226       357       339       75.60       708


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
FICO Score           Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Data Not Available   102      17,977,442     11.21       8.081       356       352       83.19       N/A
501 - 550             24       3,088,934      1.93       9.567       354       321       81.76       532
551 - 600             46       7,281,764      4.54       9.257       355       330       75.02       574
601 - 650             77      12,826,449      8.00       8.520       356       337       77.82       631
651 - 700            154      37,909,506     23.63       8.285       355       338       76.11       677
701 - 750            136      35,635,667     22.22       8.077       357       340       74.82       726
751 - 800            150      41,705,880     26.00       7.984       358       338       71.01       772
801 - 850             17       3,972,991      2.48       8.324       360       347       80.64       811
                     ---     -----------     -----       -----       ---       ---       -----       ---
          Total:     706     160,398,633       100       8.226       357       339       75.60       708


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Dual Collateral    Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Loans                Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Dual Collateral       146     28,561,331     17.81       7.916       360       356       97.22       729
Standard Collateral
  Loans               560    131,837,303     82.19       8.294       356       336       70.92       705
                      ---    -----------     -----       -----       ---       ---       -----       ---
          Total:      706    160,398,633       100       8.226       357       339       75.60       708



------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                        15 Year Collateral
                        ------------------

                                             % of                 Weighted  Weighted   Weighted   Weighted
Current Mortgage   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Loan Principal     Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Balance ($)          Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
1 - 50,000            213      5,996,006      7.50       10.851      137       121       53.98       668
50,001 - 100,000      125      8,514,832     10.65        8.838      164       150       72.45       682
100,001 - 150,000      45      5,540,245      6.93        8.261      164       152       77.63       687
150,001 - 200,000      22      3,877,467      4.85        7.980      144       133       84.68       717
200,001 - 250,000      37      8,466,450     10.59        7.810      152       137       73.78       720
250,001 - 300,000      22      6,007,485      7.52        7.815      158       146       72.41       738
300,001 - 350,000      20      6,395,047      8.00        7.886      171       160       68.91       695
350,001 - 400,000       8      3,005,637      3.76        7.607      143       130       76.62       725
400,001 - 450,000      10      4,223,304      5.28        7.993      160       152       87.65       716
450,001 - 500,000      11      5,231,608      6.55        7.818      154       142       66.87       728
500,001 - 550,000       6      3,179,730      3.98        7.875      148       134       73.63       686
550,001 - 600,000       8      4,678,829      5.85        7.826      156       147       77.35       709
600,001 - 650,000       1        607,222      0.76        7.625      180       167       75.12       793
650,001 - 700,000       4      2,747,038      3.44        7.536      140       131       78.93       681
700,001 - 750,000       1        730,960      0.91        8.375      180       169       75.89       659
750,001 - 800,000       2      1,546,923      1.94        6.889      180       139       66.15       742
800,001 - 850,000       1        825,403      1.03        7.875      180       177      100.00       796
850,001 - 900,000       1        940,183      1.18        7.375       84        52       70.33       751
950,001 - 1,000,000     6      5,877,111      7.35        7.542      164       150       61.29       721
1,000,001 +             1      1,523,506      1.91        8.000      180       167       60.00       776
                      ---     ----------     -----       ------      ---       ---      ------       ---
            Total:    544     79,914,988       100        8.156      156       143       72.15       709


                                             % of                 Weighted  Weighted   Weighted   Weighted
Original Mortgage  Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Loan Principal     Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Balance ($)          Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
1 - 50,000            196      5,215,856      6.53      10.955       140       125       52.85       674
50,001 - 100,000      140      9,161,064     11.46       8.969       160       145       71.56       676
100,001 - 150,000      43      5,219,928      6.53       8.215       163       152       77.67       689
150,001 - 200,000      20      3,399,527      4.25       8.030       145       136       86.03       705
200,001 - 250,000      33      7,364,514      9.22       7.778       150       139       76.75       724
250,001 - 300,000      30      7,514,528      9.40       7.852       158       143       72.66       729
300,001 - 350,000      20      6,245,021      7.81       7.943       168       157       68.20       703
350,001 - 400,000       9      3,295,785      4.12       7.623       147       130       71.37       712
400,001 - 450,000      11      4,610,251      5.77       7.952       162       153       86.38       722
450,001 - 500,000       8      3,785,906      4.74       7.638       144       137       65.52       734
500,001 - 550,000       7      3,555,193      4.45       7.970       151       135       72.59       686
550,001 - 600,000       7      4,019,720      5.03       7.935       152       146       81.58       733
600,001 - 650,000       4      2,336,571      2.92       7.720       180       159       67.37       716
650,001 - 700,000       2      1,391,880      1.74       7.626       102        99       75.63       591
700,001 - 750,000       3      2,086,117      2.61       7.770       180       165       80.07       734
800,001 - 850,000       1        825,403      1.03       7.875       180       177      100.00       796
850,001 - 900,000       1        786,219      0.98       7.750       180       150       62.43       718
950,001 - 1,000,000     5      4,835,676      6.05       7.783       142       130       65.89       694
1,000,001 +             4      4,265,829      5.34       7.121       180       154       59.17       786
                      ---     ----------     -----      ------       ---       ---      ------       ---
          Total:      544     79,914,988       100       8.156       156       143       72.15       709

------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Mortgage           Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Rates ($)            Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
5.501 - 6.000          1        760,705       0.95       6.000       180       128       70.00       767
6.001 - 6.500          2        266,155       0.33       6.405       180       146       63.85       726
6.501 - 7.000         11      3,422,197       4.28       6.916       171       153       63.19       783
7.001 - 7.500         72     15,140,545      18.95       7.424       140       127       67.32       720
7.501 - 8.000        156     36,153,987      45.24       7.750       160       151       76.67       721
8.001 - 8.500         50     11,053,300      13.83       8.294       163       147       74.68       701
8.501 - 9.000         26      3,639,978       4.55       8.797       154       134       71.14       680
9.001 - 9.500         24      2,128,654       2.66       9.289       167       146       65.57       667
9.501 - 10.000        29      1,255,020       1.57       9.899       153       131       69.52       645
10.001 - 10.500       21        906,190       1.13      10.414       153       128       69.98       631
10.501 - 11.000       24        846,014       1.06      10.847       140       122       56.42       670
11.001 - 11.500       28      1,156,779       1.45      11.346       152       135       63.09       674
11.501 - 12.000       19        899,375       1.13      11.930       165       144       67.08       622
12.001 - 12.500       20        603,007       0.75      12.346       138       126       56.73       622
12.501 - 13.000       13        484,143       0.61      12.869       167       143       61.49       606
13.001 - 13.500        8        267,390       0.33      13.334       161       145       73.18       610
13.501 - 14.000       13        339,378       0.42      13.883       148       124       59.95       643
14.001 - 14.500        8        203,477       0.25      14.329       134       117       44.11       648
14.501 - 15.000        8        190,421       0.24      14.886       119       108       57.35       609
15.001 - 15.500        3         51,920       0.06      15.444       153       145       39.61       692
15.501 - 16.000        7        122,795       0.15      15.957       131        99       48.82       599
16.501 - 17.000        1         23,557       0.03      16.750       180       170       46.44       527
                     ---     ----------      -----      ------       ---       ---       -----       ---
          Total:     544     79,914,988        100       8.156       156       143       72.15       709


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Original Loan-     Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
to-Value Ratio (%)   Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
0.01 - 10.00           8        391,847       0.49       8.598       172       169        9.36       670
10.01 - 20.00         39      1,711,573       2.14       8.787       160       151       18.21       729
20.01 - 30.00         36      1,432,463       1.79       9.517       102        81       25.38       724
30.01 - 40.00         37      3,276,887       4.10       8.146       145       135       32.85       712
40.01 - 50.00         43      3,911,428       4.89       8.582       143       129       46.51       694
50.01 - 60.00         39      7,675,635       9.60       7.888       166       146       55.90       743
60.01 - 70.00         69     12,322,413      15.42       8.034       162       143       66.41       715
70.01 - 80.00        123     23,692,110      29.65       8.104       156       144       76.49       699
80.01 - 90.00         82     11,298,880      14.14       8.678       159       143       83.15       668
90.01 - 100.00        68     14,201,751      17.77       7.736       155       151       99.03       748
                     ---     ----------      -----       -----       ---       ---       -----       ---
          Total:     544     79,914,988        100       8.156       156       143       72.15       709


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Loan Purpose         Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Refinance -
  Cashout             356     37,190,731     46.54       8.547       158       144       67.94       695
Purchase              110     26,379,896     33.01       7.770       152       141       83.70       730
Refinance - Rate
  Term                 78     16,344,360     20.45       7.887       161       144       63.10       710
                      ---     ----------     -----       -----       ---       ---       -----       ---
          Total:      544     79,914,988       100       8.156       156       143       72.15       709

------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Occupancy            Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Primary              465      70,148,992     87.78       8.133       156       142       71.25       708
Investment            79       9,765,996     12.22       8.322       161       150       78.65       716
                     ---      ----------     -----       -----       ---       ---       -----       ---
          Total:     544      79,914,988       100       8.156       156       143       72.15       709


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Property Type        Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Single Family
  Residence           474     72,303,487     90.48       8.165       156       142       71.43       708
Condo                  38      5,524,035      6.91       7.818       163       155       81.19       740
2-4 Family             23      1,267,000      1.59       9.290       161       147       67.55       684
Townhouse               9        820,465      1.03       7.889       178       169       82.36       710
                      ---     ----------     -----       -----       ---       ---       -----       ---
          Total:      544     79,914,988       100       8.156       156       143       72.15       709


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Top 10 States        Loans      Balance      Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
California            78       23,193,661    29.02       7.929       163       150       77.06       715
Florida               57        7,746,891     9.69       8.215       159       145       73.47       728
New York              51        7,627,171     9.54       8.094       161       147       67.54       689
Colorado              14        5,119,642     6.41       7.530       156       141       54.13       742
Illinois              57        4,720,061     5.91       8.536       151       131       70.81       674
New Jersey            21        3,052,406     3.82       8.484       176       161       58.21       674
Michigan              27        2,660,006     3.33       8.800       138       128       78.87       647
Texas                 15        2,619,322     3.28       7.969       146       137       85.57       737
North Carolina        14        1,885,163     2.36       7.609       167       140       78.48       735
Nevada                 6        1,816,343     2.27       7.813       126       121       73.47       743
Other                204       19,474,322    24.37       8.469       150       139       71.38       705
                     ---       ----------    -----       -----       ---       ---       -----       ---
          Total:     544       79,914,988      100       8.156       156       143       72.15       709


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
                   Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
FICO Score           Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Data Not Available    69      10,736,852     13.44       7.844       158        154      84.23       N/A
451 - 500              3         133,115      0.17      11.460       158        129      71.24       492
501 - 550             18         959,697      1.20      11.047       175        149      75.69       533
551 - 600             43       3,828,481      4.79       9.290       154        139      73.11       579
601 - 650             77       8,456,446     10.58       8.771       152        139      72.59       630
651 - 700            115      17,343,148     21.70       8.305       153        139      69.50       674
701 - 750            101      15,143,120     18.95       8.068       152        137      71.29       726
751 - 800             92      18,660,130     23.35       7.716       161        147      67.28       773
801 - 850             26       4,653,998      5.82       7.625       165        147      74.24       818
                     ---      ----------     -----      ------       ---        ---      -----       ---
          Total:     544      79,914,988       100       8.156       156        143      72.15       709


                                             % of                 Weighted  Weighted   Weighted   Weighted
                   Number of   Aggregate   Aggregate   Weighted    Average   Average    Average    Average
Dual Collateral    Mortgage    Principal   Principal    Average   Original  Remaining  Original      FICO
Loans                Loans      Balance     Balance      Coupon     Term      Term        LTV       Score
---------------------------------------------------------------------------------------------------------
Dual Collateral
  Loans               63      14,201,446     17.77       7.638       151       148       98.01       740
Standard
  Collateral Loans   481      65,713,541     82.23       8.268       157       142       66.57       704
                     ---      ----------     -----       -----       ---       ---       -----       ---
          Total:     544      79,914,988       100       8.156       156       143       72.15       709






------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
 ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION
IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST
IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT NOT DEFINED
HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048


                                (212) 839-5300
                              (212) 839-5599 Fax






                                        February 11, 1998


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Morgan Stanley Captial I Inc.,
          Mortgage Pass-Through Certificates, Series 1998-1
          -------------------------------------------------


Ladies and Gentlemen:

     On behalf of Morgan Stanley Capital I Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, including as an exhibit a Collateral Term Sheet, in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Steven Z. Hodaszy

                                        Steven Z. Hodaszy


Attachment